SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[X]    Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]    Definitive Information Statement


                                   QT 5, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)    Proposed maximum aggregate value of transaction:
                  5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)    Amount Previously Paid:

                  2)    Form, Schedule or Registration Statement No.:

                  3)    Filing Party:

                  4)    Date Filed:

                              INFORMATION STATEMENT
                                       OF
                                   QT 5, INC.
                       5655 LINDERO CANYON ROAD, SUITE 120
                       WEST LAKE VILLAGE, CALIFORNIA 91362



         We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

         This Information Statement is first being furnished on or about September 24, 2003 to the holders of record as of the close of business on September 22, 2003 of the common stock of QT 5, Inc. ("QT 5").

         QT 5's Board of Directors has approved, and a total of 30 stockholders owning 22,202,096 shares of the 40,699,355 shares of common stock outstanding as of September 22, 2003, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and QT 5's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of QT 5 for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C, and Section 228(e) of the Delaware General Corporation Law.



                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS


GENERAL

         QT 5 will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. QT 5 will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of QT 5's common stock.

         QT 5 will only deliver one Information Statement to multiple security holders sharing an address unless QT 5 has received contrary instructions from one or more of the security holders. Upon written or oral request, QT 5 will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

         QT 5, Inc.
         5655 Lindero Canyon Road, Suite 120
         Westlake Village, California  91362
         Attn:  Steven Reder
         (818) 338-1500

INFORMATION ON CONSENTING STOCKHOLDERS

         Pursuant to QT 5's Bylaws and the Delaware General Corporation Act, a vote by the holders of at least a majority of QT 5's outstanding capital stock is required to effect the action described herein. QT 5's Certificate of Incorporation does not authorize cumulative voting. As of the record date, QT 5 had 40,669,355 voting shares of common stock issued and outstanding of which 20,334,679 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 30 current stockholders of QT 5, are collectively the record and beneficial owners of 22,202,096 shares, which represents 54.6% of the issued and outstanding shares of QT 5's common stock. Pursuant to Section 228(a) of the Delaware General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a joint written consent, dated September 17, 2003, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders' names, affiliations with QT 5, and their beneficial holdings are as follows:

---------------------------- ------------------------------ ---------------------------- --------------------
           Name                       Affiliation            Shares Beneficially Held        Percentage

---------------------------- ------------------------------ ---------------------------- --------------------
Steven H. Reder              President,  & Board Member              3,504,550                  8.6%

---------------------------- ------------------------------ ---------------------------- --------------------
Timothy J. Owens             Chief Executive Officer &               2,846,200                  7.0%
                             Board Member
---------------------------- ------------------------------ ---------------------------- --------------------
Fred DeLuca                  Secretary                               1,404,480                  3.5%

---------------------------- ------------------------------ ---------------------------- --------------------
Robert Pautsch                                                       2,088,100                  5.1%

---------------------------- ------------------------------ ---------------------------- --------------------
Federico Cabo                                                         532,000                   1.3%

---------------------------- ------------------------------ ---------------------------- --------------------
TMZ Group LLC                Beneficially owned by                   2,399,320                  5.9%
                             Timothy J. Owens
---------------------------- ------------------------------ ---------------------------- --------------------
SAGS-3, LLC                  Beneficially owned by Fred              1,995,000                  4.9%
                             DeLuca
---------------------------- ------------------------------ ---------------------------- --------------------
Marco Gonzalez                                                        133,000                   0.3%

---------------------------- ------------------------------ ---------------------------- --------------------
Norman A. Kunin              Chief Financial Officer                  295,000                   0.7%

---------------------------- ------------------------------ ---------------------------- --------------------
Peter McWilliams                                                      85,495                    0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Willie Reder                                                          59,530                    0.1%

---------------------------- ------------------------------ ---------------------------- --------------------
Geoffrey Reder                                                        99,750                    0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Zachariah T. Owens                                                    171,250                   0.4%

---------------------------- ------------------------------ ---------------------------- --------------------
Melissa M. Owens                                                      52,750                    0.1%

---------------------------- ------------------------------ ---------------------------- --------------------
Richard Cabo                                                          99,750                    0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Albert N. Gaydosh                                                     146,300                   0.4%

---------------------------- ------------------------------ ---------------------------- --------------------
Makowka Family Trust                                                  465,500                   1.1%

---------------------------- ------------------------------ ---------------------------- --------------------
Wilner Family Trust                                                   133,000                   0.3%

---------------------------- ------------------------------ ---------------------------- --------------------
Gregory Cabo                                                          66,500                    0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Diane Cabo                                                            66,500                    0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Anne Reder                                                            66,500                    0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Altagracia Yanez                                                      133,000                   0.3%

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------
Michael Reder                                                         86,450                    0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Shai Z. Stern                                                         250,000                   0.6%

---------------------------- ------------------------------ ---------------------------- --------------------
Stern & Co.                                                           100,000                   0.2%

---------------------------- ------------------------------ ---------------------------- --------------------
Michael H. Weiss                                                      400,000                   1.0%

---------------------------- ------------------------------ ---------------------------- --------------------
SBI USA, LLC                                                         3,347,171                  8.2%

---------------------------- ------------------------------ ---------------------------- --------------------
William J. Ritger                                                    1,000,000                  2.5%

---------------------------- ------------------------------ ---------------------------- --------------------
Diane Frost                                                           50,000                    0.1%

---------------------------- ------------------------------ ---------------------------- --------------------
Drive Thru Technology, Inc.                                           125,000                   0.3%
---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------
Total                                                               22,202,096                  54.6%
---------------------------- ------------------------------ ---------------------------- --------------------


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None


PROPOSALS BY SECURITY HOLDERS

None


DISSENTERS' RIGH OF APPRAISAL

None


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 22, 2003, certain information regarding the ownership of QT 5's capital stock by each director and executive officer of QT 5, each person who is known to QT 5 to be a beneficial owner of more than 5% of any class of QT 5's voting stock, and by all officers and directors of QT 5 as a group. Unless otherwise indicated below, to QT 5's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of September 22, 2003 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 45,979,355 shares issued and outstanding on a fully diluted basis, as of September 22, 2003.

-------------------------- ----------------------------- -------------------------- -------------------------
                                 Name and Address            Amount and Nature              Percent
        Title of                        Of                Of Beneficial Ownership              Of
          Class               Beneficial Owners (1)                                        Class (2)
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock &             Steven Reder  (3)                   5,030,280 (3)                  10.9
Warrants
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock & Warrants    Timothy Owens (4)                   6,749,520 (4)                  14.7
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Fred DeLuca (5)                       3,399,480                    7.4
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock & Warrants    Norman A. Kunin (6)                 1,045,000 (6)                  2.3
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock & Warrants    Leonard Makowka                     2,465,500 (7)                  5.4
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               SBI USA, LLC                          3,347,171                    7.3
-------------------------- ----------------------------- -------------------------- -------------------------
                           All officers  and  directors         12,824,800                    27.9
                           as  a   group   (three   (3)
                           persons)
-------------------------- ----------------------------- -------------------------- -------------------------


----------------


(1) Unless otherwise noted, the address for each of the named beneficial owners is 5655 Lindero Canyon Road, Suite 120 Westlake Village, California 91362.

(2) The number of outstanding shares of common stock of the Company is based upon 45,979,355

(3) Steven Reder is the President of the Company and a member of the Company's Board of Directors. Amount includes 1,280,000 shares of common stock that may be acquired within 60 days of September 22, 2003 pursuant to outstanding stock warrants and 245,730 shares of common stock held by family members.

(4) Timothy Owens is the Chief Executive Officer of the Company and a member of the Company's Board of Directors. Amount includes 1,280,000 shares of common stock that may be acquired within 60 days of September 22, 2003 pursuant to outstanding stock warrants and 2,623,320 shares of common stock held by family members and TMZ Group, LLC, a limited liability company owned by Timothy Owens.

(5)      Fred DeLuca is the Secretary of the Company.

(6) Norman A. Kunin is the Chief Financial Officer of the Company. Amount includes 750,000 shares of common stock that may be acquired within 60 days of September 22, 2003 pursuant to outstanding stock warrants.

(7) Amount includes 2,000,000 shares of common stock that may be acquired within 60 days of September 22, 2003 pursuant to outstanding stock warrants.



CHANGE IN CONTROL

         To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change in control of the Company.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

         The following action was taken based upon the unanimous recommendation of QT 5's Board of Directors (the "Board") and the written consent of the consenting stockholders:

                                    ACTION 1
                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

         The Board and the consenting stockholders unanimously adopted and approved an amendment to QT 5's Certificate of Incorporation to increase the number of shares of authorized common stock from 100,000,000 to 300,000,000. The par value of each such common stock shall be $0.001 per share. Such amendment is referred to as the "Authorized Shares Amendment." The text of the Authorized Shares Amendment is attached hereto as Exhibit A.

         Currently, QT 5 has 100,000,000 shares of common stock authorized, of which 40,669,355shares are issued and outstanding as of the record date.

         The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware, a form of which is attached hereto as Exhibit B (the "Certificate of Amendment"). Under federal securities laws, QT 5 cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement. Once QT 5 files the Certificate of Amendment, QT 5 will have 259,330,645 shares of authorized but unissued common stock available for issuance.

         The Board believes that it is advisable and in the best interests of QT 5 to have available additional authorized but unissued shares of common stock in an amount adequate to provide for QT 5's future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. The Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If, in a particular transaction, stockholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that QT 5 may have the requisite number of voting shares to consummate the transaction. Except for the stock options and warrants, QT 5 has no present commitments for the issuance or use of the proposed additional shares of common stock. However, the Board believes that if an increase in the authorized number of shares of common stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of QT 5's stockholders at that time could significantly impair its ability to meet financing requirements or other objectives.

         The   Authorized   Shares   Amendment  is  not  intended  to  have  any
anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of QT 5 in effect on the date of this Information Statement. However, QT 5 stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of QT 5 or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving QT 5. QT 5 is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of QT 5's common stock. QT 5 has no present intention to use the increased authorized common stock for anti-takeover purposes.

                                    EXHIBIT A

                           AUTHORIZED SHARE AMENDMENT

                              JOINT WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       AND
                              MAJORITY STOCKHOLDERS
                                       OF
                                   QT 5, INC.
                             a Delaware Corporation



         The undersigned, being all of the members of the Board of Directors and the holder of at least a majority of the outstanding capital stock of QT 5, Inc., a Delaware corporation (the "Corporation"), acting pursuant to the authority granted by Sections 228 and 141(f) of the Delaware General Corporation Law, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of September 17, 2003:

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                 (INCREASE IN AUTHORIZED SHARES OF COMMON STOCK)

         WHEREAS, it is proposed that the Corporation amend its Certificate of Incorporation, substantially in the form of Exhibit A attached hereto (the "Certificate of Amendment") to increase the number of authorized shares of its common stock from 100,000,000 to 300,000,000 so that unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options.

         NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

         "This Corporation is authorized to issue one class of stock, which is the Common Stock of this Corporation. The total number of shares which this Corporation is authorized to issue is 300,000,000 shares of Common Stock. The Common Stock shall have a par value of $0.001 per share."

         RESOLVED FURTHER, that the Certificate of Amendment be, and hereby is, approved and adopted in all material respects;

         RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the "Schedule 14C") informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

         RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Delaware the Certificate of Amendment, in accordance with applicable law;

         RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

         RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.


                                       DIRECTORS:


                                                /s/ Steven Reder
                                       ------------------------------------
                                       Steven Reder


                                                /s/ Timothy Owens
                                       ------------------------------------
                                       Timothy Owens



                                       STOCKHOLDERS:



                                                /s/ Steven Reder
                                       ------------------------------------
                                       Steven Reder
                                       Shares:  3,504,550


                                                /s/ Timothy Owens
                                       ------------------------------------
                                       Timothy Owens
                                       Shares: 2,846,200


                                                /s/ Fred DeLuca
                                       ------------------------------------
                                       Fred DeLuca
                                       Shares: 1,404,480

                                               /s/ Robert Pautsch
                                       ------------------------------------
                                       Robert Pautsch
                                       Shares:  2,088,100


                                                /s/ Federico Cabo
                                       ------------------------------------
                                       Federico Cabo
                                       Shares: 532,000


                                                /s/ Timothy Owens
                                       ------------------------------------
                                       TMZ Group, LLC
                                       Shares:  2,399,320


                                                /s/ Fred DeLuca
                                       ------------------------------------
                                       SAGS-3, LLC
                                       Shares: 1,995,000


                                                /s/ Marco Gonzalez
                                       ------------------------------------
                                       Marco Gonzalez
                                       Shares: 133,000


                                                /s/ Norman A. Kunin
                                       ------------------------------------
                                       Norman A. Kunin
                                       Shares: 295,000


                                                /s/ Peter McWilliams
                                       ------------------------------------
                                       Peter McWilliams
                                       Shares: 85,495


                                                /s/ Willie Reder
                                       ------------------------------------
                                       Willie Reder
                                       Shares: 59,530

                                                /s/ Geoffrey Reder
                                       ------------------------------------
                                       Geoffrey Reder
                                       Shares: 99,750


                                                /s/ Zachariah T. Owens
                                       ------------------------------------
                                       Zachariah T. Owens
                                       Shares: 171,250


                                                /s/ Melissa M. Owens
                                       ------------------------------------
                                       Melissa M. Owens
                                       Shares: 52,750


                                                /s/ Richard Cabo
                                       ------------------------------------
                                       Richard Cabo
                                       Shares: 99,750


                                                /s/ Albert N. Gaydosh
                                       ------------------------------------
                                       Albert N. Gaydosh
                                       Shares: 146,300


                                                /s/ Leonard Makowka, trustee
                                       ------------------------------------
                                       Makowka Family Trust
                                       Shares: 465,500


                                                /s/ Howard Wilner, trustee
                                       ------------------------------------
                                       Wilner Family Trust
                                       Shares: 133,000


                                                /s/ Gregory Cabo
                                       ------------------------------------
                                       Gregory Cabo
                                       Shares: 66,500

                                                /s/ Diane Cabo
                                       ------------------------------------
                                       Diane Cabo
                                       Shares: 66,500


                                                /s/ Anne Reder
                                       ------------------------------------
                                       Anne Reder
                                       Shares: 66,500


                                                /s/ Altagracia Yanez
                                       ------------------------------------
                                       Altagracia Yanez
                                       Shares: 133,000


                                                /s/ Michael Reder
                                       ------------------------------------
                                       Michael Reder
                                       Shares: 86,450


                                                /s/ Shai Stern
                                       ------------------------------------
                                       Shai Z. Stern
                                       Shares: 250,000


                                                /s/ Shai Stern
                                       ------------------------------------
                                       Stern & Co
                                       Shares: 100,000


                                                /s/ Michael H. Weiss
                                       ------------------------------------
                                       Michael H. Weiss
                                       Shares: 400,000


                                                /s/ Matt McGovern
                                       ------------------------------------
                                       SBI USA, LLC
                                       Shares: 3,347,171

                                                /s/ William J. Ritger
                                       ------------------------------------
                                       William J. Ritger
                                       Shares: 1,000,000


                                                /s/ Diane Frost
                                       ------------------------------------
                                       Diane Frost
                                       Shares: 50,000


                                                /s/ Sam Naficy
                                       ------------------------------------
                                       Drive Thru Technology, Inc.
                                       Shares: 125,000

                                    Exhibit B

                            CERTIFICATE OF AMENDMENT

                                STATE of DELAWARE
                           CERTIFICATE of AMENDMENT of
                          CERTIFICATE of INCORPORATION
                                  of QT 5, Inc.

o First: The Board of Directors and a majority of the stockholders of QT 5, Inc., a Delaware corporation (the "Corporation"), duly resolved and adopted a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

         "This Corporation is authorized to issue one class of stock, which is the Common Stock of this Corporation. The total number of shares which this Corporation is authorized to issue is 300,000,000 shares of Common Stock. The Common Stock shall have a par value of $0.001 per share."

o Second: That the foregoing resolution was adopted pursuant to a joint written consent of the Corporation's Board of Directors and majority of stockholders, such consent of stockholders being in accordance with Section 228 of the General Corporation Law of the State of Delaware, and that the holders of the necessary number of shares entitled to vote on this matter duly executed such written consent.

o Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

o Fourth: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, the undersigned Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by a duly authorized officer this 25th day of September, 2003.



                                              /s/ Steven Reder
                                       -------------------------------
                                       By: Steven Reder
                                       Its: President